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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) June 18, 1996
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                             VIRAGEN (EUROPE) LTD.
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             (Exact name of registrant as specified in its charter)


          Delaware                       017827                   11-2788282
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(State or other jurisdiction        (Commission File            (IRS Employer
      or incorporation)                  Number)             Identification No.)


                 2343 West 76th Street, Hialeah, Florida 33016
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (305) 823-0269
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 18, 1996, Cogen Sklar, LLP was replaced as the Company's auditors, based on the Company's intention to retain the same audit firm as its parent Viragen, Inc. The decision to change auditors was recommended and approved by the Board of Directors.

(b) During the two most recent fiscal years and interim period subsequent to June 30, 1995, there have been no disagreements or "reportable events," as described in Items 304(a)(1)(iv) and (v) of Regulation S-K, with Cogen Sklar LLP (year ended June 30, 1995 and interim period through June 18, 1996 (date of dismissal)) or Grant Thornton (year ended June 30, 1994) on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) The reports of Cogen Sklar, LLP for June 30, 1995 and Grant Thornton for June 30, 1994 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to audit scope or accounting principals; however, due to a lack of operations at that time, these opinions did contain a modification as to uncertainty as to substantial doubt about the Company's ability to continue as a going concern.

(d) The Company had requested Cogen Sklar, LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Cogen Sklar, LLP on June 18, 1996. The Company, as an exhibit to this Form 8-K/A Report, is providing a copy of such letter as received.

(e) On June 18, 1996, the Board of Directors of the Company appointed Ernst & Young LLP as independent auditors of the Company for fiscal year ended June 30, 1995, subject to approval by the shareholders.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Viragen (Europe) Ltd.


                                          By: /s/ Dennis W. Healey
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                                             Dennis W. Healey
                                             Executive Vice President
                                             Chief Financial Officer

DATED:  July 2, 1996


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        (c)  Exhibit 16 -- Letter to Commission re: Change in Certifying
                           Accountant.